Exhibit 10(d)

CONFIDENTIAL MATERIAL HAS BEEN

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CONFIDENTIAL

Term Sheet

for Amendment and Extension of the

Amended and Restated Pellet Sale and Purchase Agreement

(“Term Sheet”)

April 29, 2008

Parties:	Cliffs Sales Company, The Cleveland-Cliffs Iron Company and Cliffs Mining Company (collectively, “Cliffs”) and Severstal North America, Inc. (“Severstal”)

Term:

[*****] years (January 1, [*****] through December 31, [*****]); automatically extended for [*****] periods unless termination notice is given, in writing, no less than [*****] months prior to expiration.

Volume:

For the year [*****], Cliffs shall supply to Severstal, and Severstal shall purchase from Cliffs, [*****] tons. Further, for [*****], Severstal shall be permitted to use a portion of this volume – up to [*****] tons – at a Severstal-owned or affiliated facility other than the [*****]. As of the date of this Term Sheet, Cliffs has committed to supply [*****] tons to Severstal’s [*****] for the year [*****], which is part of the [*****] tons for [*****]. Annual notification and nomination adjustment procedures shall remain the same as in the Amended and Restated Pellet Sale and Purchase Agreement of January 1, 2006 (“Agreement”).

For the year [*****], Cliffs shall supply to Severstal, and Severstal shall purchase from Cliffs, [*****] tons. Further, for [*****], Severstal shall be permitted to use a portion of this volume – up to [*****] tons – at a Severstal-owned or affiliated facility other than the [*****]. Cliffs shall use commercially reasonable efforts to supply Severstal tonnage above the [*****] tons.

For the years [*****] through and including [*****], Cliffs shall supply to Severstal, and Severstal shall purchase from Cliffs, [*****], with a minimum annual supply and purchase obligation of [*****] tons. However, in no year shall Cliffs be required to supply more than [*****] tons per year (“Annual Cap”). [*****]. In the event Severstal requires additional

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tons beyond the Annual Cap, Cliffs shall have a right of first refusal to provide such tonnage, or, at Cliffs’ discretion, a portion thereof, pursuant to the terms and conditions of this Term Sheet. Severstal shall provide written notice to Cliffs of such requested excess tonnage above the Annual Cap. Within thirty (30) days after the receipt of Severstal’s written notice, Cliffs shall notify Severstal as to whether Cliffs shall provide all, or any portion, of such requested excess tonnage above the Annual Cap. If Cliffs confirms that it will provide all, or a portion, of such requested excess tonnage above the Annual Cap, then Cliffs shall be obligated to supply and Severstal shall be obligated to purchase such total nominated tonnage (i.e. the Annual Cap plus the excess amount Cliffs notifies Severstal that it is willing to provide). If Cliffs is unable to supply a portion or all of the requested excess tonnage to Severstal, Cliffs acknowledges and agrees that Severstal will be required to seek an additional source for the excess pellets that Cliffs does not supply [*****].

[*****].

If Severstal ships less than [*****] tons in [*****] consecutive calendar years, Cliffs and Severstal agree to discuss a reduction of the Annual Cap with the intent to reduce the cap to [*****] tons or less unless Severstal can confirm that they will ship in excess of [*****] tons in the year following the [*****] years that they shipped less that [*****] tons.

Beginning with the [*****] pellet nomination, Section [*****] shall be modified by substituting the words [*****] for the words [*****] and Section [*****] shall be modified by substituting the words [*****] for [*****] and substituting the words [*****] for the words [*****].

Grades:

Beginning in [*****] and continuing thereafter, only [*****] (as defined in the Agreement) or such other grade(s) of [*****] pellets as are mutually agreed upon by the parties (collectively [*****]) shall be available for purchase and sale. For avoidance of doubt, [*****] Pellets will no longer be supplied by Cliffs to Severstal pursuant to the Agreement.

Price:	Beginning in [*****] and continuing thereafter, there will no longer be pricing for “[*****]” under the Agreement.

For the year [*****], the price for all [*****] Pellets consumed by Severstal’s Dearborn, Michigan facility shall be the adjusted price for [*****] (as defined in the Agreement) subject to the revised

CONFIDENTIAL MATERIAL HAS BEEN

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annual adjustment limitations set forth below in this Term Sheet. [*****].

For the years [*****] through and including [*****], all [*****] Pellets purchased by Severstal shall be for consumption at Severstal’s Dearborn, Michigan facility, [*****]. Further, the price for all [*****] Pellets purchased up to [*****] million tons by Severstal shall be the adjusted price for [*****] (as defined in the Agreement) subject to the revised annual adjustment limitations set forth below in this Term Sheet.

All [*****] Pellets purchased by Severstal in excess of [*****] tons shall be priced [*****] as detailed below.

[*****] [*****] [*****] [*****] [*****] [*****] [*****] [*****]

[*****].

Establishment of
[*****] Base Price:

Beginning in [*****] and continuing thereafter, there will no longer be pricing for “[*****]” under the Agreement. At the end of [*****], a new base price (“Base Price”) for all tonnage under the Agreement shall be calculated. [*****].

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Annual
Adjustment:

Beginning in [*****] and continuing thereafter, (i) there shall no longer be a “[*****]” (as defined in the Agreement), and (ii) the provisions set forth in Sections [*****] and [*****] of the Agreement shall no longer be effective. Further, beginning [*****], the procedure for annual price adjustments shall be as follows:

For the year [*****], the annual adjustment to the price for [*****] Pellets shall be calculated pursuant to Section [*****] of the Agreement, [*****].

For the year [*****], the annual adjustment to the price for [*****] Pellets shall be calculated pursuant to Section [*****] of the Agreement, [*****].

For the years [*****], the annual adjustment to the price for [*****] Pellets shall be calculated pursuant to Section [*****] of the Agreement, [*****].

Beginning in [*****], the Base Price (as established above in this Term Sheet) shall be adjusted upward or downward, as the case may be, by the annual percentage change in the four adjustment factors as provided in the current Agreement as follows:

[*****].

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Miscellaneous
Provisions:	In [*****], Cliffs shall sell approximately [*****] tons of [*****] and [*****] tons of pellets from the [*****] facility [*****].

Cliffs and Severstal shall review Section 18 in the current Agreement in an effort to support uninterrupted supply and purchase in the event that either party experiences a change in ownership or control.

Payment Terms:	Payment via wire transfer on the [*****] of the [*****].

Delivery:	Title shall transfer upon receipt of payment. Title retention/securing interest documentation shall remain the same as in the current Agreement.

Confidentiality:	Cliffs and Severstal each agree that the terms of this agreement shall remain confidential in accordance with Section 20 of the existing Agreement.

Definitive
Contract:

Severstal and Cliffs agree that, once executed, this Term Sheet shall govern the performance of the parties until such time as both parties execute the definitive written agreement providing for the sale and purchase of iron ore pellets.

CONFIDENTIAL MATERIAL HAS BEEN

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SECURITIES EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

CLIFFS SALES COMPANY		SEVERSTAL NORTH AMERICA, INC.

By:	/s/ W. R. Calfee	By:	/s/ Cheryl L. Hurt

Title:	Exec. V.P. Commercial	Title:	Vice President – Purchasing & Transportation

Date:	April 30, 2008	Date:	April 29, 2008

CLIFFS MINING COMPANY

By:	/s/ W. R. Calfee

Title:	Exec. V.P. Commercial

Date:	April 30, 2008

THE CLEVELAND-CLIFFS IRON COMPANY

By:	/s/ W. R. Calfee

Title:	Exec. V. P. Commercial

Date:	April 30, 2008